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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 3, 1997
                Date of Report (Date of Earliest Event Reported)



                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       1-5492-1                                          02-0170100
(Commission File Number)                    (I.R.S. Employer Identification No.)


                               44 FRANKLIN STREET
                          NASHUA, NEW HAMPSHIRE 03060
                    (Address of Principal Executive Offices)


                                 (603) 880-2323
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5 - OTHER EVENTS
---------------------

On April 3, 1997, Nashua Corporation issued the following press release:


                               NASHUA CORPORATION
                            PATENT LITIGATION RULING


         NASHUA, N.H., April 3, 1997 -- Nashua Corporation (NYSE:NSH) today announced that, in patent litigation brought by Ricoh Company, Ltd., the Federal District Court for New Hampshire has decided to enjoin Nashua from manufacturing, using or selling its NT-50 and NT-6750 toner cartridges. Sales of these products in 1996 amounted to less than one percent of Nashua's total sales. The Court left the subject of damages, if any, to subsequent proceedings. The Company disagrees with the Court's decision to enjoin and plans to appeal.

         Nashua Corporation markets specialty imaging products and services to consumers and commercial customers. The Company's products include photofinishing services, thermal papers, pressure-sensitive labels and specialty papers, as well as copier, ink jet and laser printer supplies.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NASHUA CORPORATION


Date: April 9, 1997                          By /s/ Daniel M. Junius
                                                --------------------------------
                                                Daniel M. Junius
                                                Vice President-Finance
                                                and Chief Financial Officer